UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 909-5564
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, Matt Barron joined the Board of Directors of Unrivaled Brands, Inc. (the "Company"), effective August 1, 2023. Mr. Barron currently serves as co-founder and managing partner of 12/12 Ventures, LLC, a cannabis-focused venture capital firm. He also serves on the board of directors of Cookies Creative Consulting & Promotions, Inc., the most globally recognized cannabis brand, and serves as Vice President of Mesh Ventures, LLC, which invested in 12 cannabis firms across the supply chain. Mr. Barron has held several senior roles leading growth and strategy at IT solutions, software development, and health companies. Mr. Barron received a Bachelor of Arts degree in Philosophy, Political Science, and Economics from Denison University, and a Master of Business Administration from the University of Chicago, Booth School of Business.

The Board and its Compensation Committee are currently engaging in discussions to determine the compensation to be paid to Mr. Barron for his services as a director.

Other than as set forth above, there is no arrangement or understanding between Mr. Barron and any other person pursuant to which any of them was selected as a director of the Company, and there are no family relationships between Mr. Barron and any of the Company’s directors or executive officers. Other than as set forth above, there are no transactions to which the Company is a party and in which Mr. Barron has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: August 15, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer
3